Exhibit 99.1

AAR CORP. Investor Day October 7, 2009

This presentation includes certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on beliefs of Company management, as well as assumptions and estimates based on information currently available to the Company, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, including those factors discussed under Item 1A, entitled “Risk Factors,” included in the Company’s May 31, 2009 Form 10-K. Should one or more of these risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described. These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company’s control. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. For additional information, see the comments included in Aar’s filings with the Securities and Exchange Commission. Forward-Looking Statements 2

Agenda Time Topic Presenter 7:00 AM Breakfast 8:00 AM AAR CORP. Overview David Storch Chairman and Chief Executive Officer 8:30 AM Structures & Systems Terry Stinson Group Vice President 8:50 AM Government & Defense Programs Randy Martinez Senior Vice President 9:10 AM - 9:30 AM BREAK 9:30 AM Aviation Supply Chain Jim Clark Group Vice President 9:50 AM Maintenance, Repair & Overhaul Don Wetekam Group Vice President 10:10 AM Operational Review Tim Romenesko President and Chief Operating Officer 10:25 AM Financial Highlights Rick Poulton Chief Financial Officer and Treasurer 10:40 AM Q&A Chaired by David Storch 3

AAR CORP. Overview David Storch Chairman and Chief Executive Officer

58 years as a market leader in aviation support Diverse markets, products and customers 57% Commercial, 43% Defense 66% Aftermarket, 34% Front-end 80% North America, 20% International 18% Sales CAGR over last four years History of consistent profitability Strong balance sheet Three primary operating segments Aviation Supply Chain Maintenance, Repair & Overhaul (MRO) Structures & Systems Experienced management team 5,900 employees world-wide at 60 locations AAR Overview 5

Diversified base of over 2,600 customers Business transformation has improved portfolio balance, strength and consistency Strong growth and focus on Government & Defense business Developing engineering capabilities to improve value offering Expertise in providing integrated supply chain support solutions #2 independent MRO provider in North America with full spectrum of capabilities Strong balance sheet to support business and enable growth Attractive long-term growth opportunities Experienced management team with proven track record Investment Highlights 6

International Freight Delivery US & Foreign Governments UK MoD Kuwait MoD Saudi MoD UAE US ARMY US Department of Defense Italian MoD AAR Provides Products and Services to Over 2,600 Diverse Customers OEMs & MROs Airlines 7

May 31, 2009 May 31, 2001 A more diversified and balanced portfolio Diversification Strategy Better Prepared Company for Current Downturn Aftermarket 89% Front-End Manufacturing 11% 34% 66% Aftermarket 66% Front-End Manufacturing 34% 89% 11% 8

May 31, 2009 May 31, 2001 A more diversified and balanced portfolio Diversification Strategy Better Prepared Company for Current Downturn Commercial 83% Defense 17% Commercial 57% Defense 43% 43% 57% 83% 17% 9

Services 30% Supply Chain Management Parts Distribution Logistics Support Component Repair Aircraft Maintenance and Modification Representative Programs UK AWACS J-STARS AAR Global Solutions Containers, Shelters, Pallets Used as in-theatre command and control centers, briefing rooms, kitchens, sleeping quarters Precision Machined Parts Cargo Roll On Roll Off Pallets Composites Structures S-92 and CH-148 Helicopter interiors F22 countermeasures and structures Cargo Handling Systems CH-47 & C-130 FY2009 Sales of $606 million (43% of AAR) Supply Chain Composites Products 70% Strong Growth in Government & Defense Containers Precision Fabrication 10

Added Engineering Services Airframe Maintenance Expanded Design and Engineering Capabilities Composite Manufacturing Cargo Systems Manufacturing Expanded Design and Engineering Capabilities Mobility Shelter Manufacturing Added Systems Integration Capability Greater capabilities will create greater opportunities Developing Engineering Capabilities Aerostructure Manufacturing Added Precision Machining and Fabrication Capability 11

Engine Parts Supply Engineering Services/ PMA Component Repair Landing Gear Distribution Asset Management MRO OEM part distribution and pre-draw kits for MRO customers Broad internal repair capability STC development and implementation Inventory management, planning and scheduling Repair and exchanges across multiple fleet types Engine and engine parts supply and management Integrated Supply Chain Support Solutions 12

Expanded MRO platform enhances AAR capabilities across the U.S. Source: Overhaul & Maintenance – June 2009 (AAR FY 2008 data). Added capabilities since 2001 Indianapolis – Nose-to-tail state of the art facility for narrow-body aircraft Miami – Wide-body capacity and access to Latin American customers Arkansas – Increased capacity for regional aircraft Continued Growth in Core MRO Platform AAR Aircraft Services – Indianapolis Indianapolis, Indiana AAR Aircraft Services – Oklahoma Oklahoma City, Oklahoma AAR LG & AAR Aircraft Services Miami, Florida AAR Aircraft Services – Hot Springs Hot Springs, Arkansas Top 5 North American Based Third Party MRO Providers 0 0.5 1 1.5 2 2.5 3 3.5 4 TIMCO AAR Aveos ATS PEMCO 2008 Man-hours (mm) 13

Stronger balance sheet and operating performance Financially Strong Position to Support Business and Enable Growth Note: Excludes $5M and $31M impairment charges during FY 2003 and FY 2009 respectively. FY 2009 financials adjusted to reflect new accounting standards for convertible securities. May 31, 2003 May 31, 2009 CAGR Net Sales 606.3 $ 1,424.0 $ 15.3% Operating Income 3.6 134.0 82.7% Operating Margin 0.6% 9.4% Cash and Available Credit Lines 38.2 302.8 41.2% Net Debt-to-EBITDA 5.9x 1.4x Interest Coverage (GAAP) 0.2x 4.3x Cash Interest Coverage 0.2x 7.4x 14

Worldwide commercial fleet expected to grow at a 3.2% CAGR over next 20 years Global MRO spend expected to grow at a 2.3% CAGR Commercial Market Growth Outsourced share of MRO expected to increase to 73% by 2018, up from 52% Global outsourced MRO expected to grow at a 6.2% CAGR Increase Outsourced MRO Niche player in $22 Bn Global Outsourced MRO market with 4% share Significant opportunity to expand share; product and geography Expand AAR Market Share Three Pillars of Growth for Commercial Business 15

Support existing fleet Army’s plan to equip modular units, expand the force and reset equipment Fleet Sustainment Support in theater activity Mobilization and sustainment of troops into new theaters Troop Sustainment Increase efforts to address security, stabilization, reconstruction and capacity-building efforts “Soft Power” Significant Growth Opportunity in Government/Defense 16

Rick Poulton Chief Financial Officer and Treasurer 3 years with AAR 20 years in Industry An accomplished and experienced leadership team dedicated to integrity, fiscal responsibility, operational excellence, customer satisfaction and stockholder value Randy Martinez Senior Vice President, Government & Defense 1 year with AAR 31 years in Industry Jim Clark Group Vice President, Aviation Supply Chain 27 years with AAR 27 years in Industry Terry Stinson Group Vice President, Structures & Systems 2 years with AAR 40 years in Industry Don Wetekam Group Vice President, MRO 2 years with AAR 36 years in Industry Tim Romenesko President and Chief Operating Officer 29 years with AAR 29 years in Industry David Storch Chairman and Chief Executive Officer 31 years with AAR 31 years in Industry Experienced Management Team with Proven Track Record 17

Offer total supply chain support Align with OEMs / “Primes” Growth Organic commercial: Take market share Organic defense: New niches Selectively pursuing acquisitions Portfolio Strength and Balance Increase mix of government & defense services Increase front end manufacturing Focus on operational excellence Add higher-margin product lines into portfolio Increase engineering content Margin Expansion Higher Quality / Stickier Customer Relationships Focus on cash flow generation Increase working capital turns Strengthen Balance Sheet AAR Strategies 18

Focus on Aerospace & Defense industry Strategic fit with existing businesses Complementary capabilities Expand products/services offered Enhance and expand customer relationships Balance and strengthen business Increase non-U.S. DoD government business Department of State Homeland Security Other governments Increase front-end manufacturing Attractive financial characteristics Accretive to earnings Enhance margins Broader and deeper platforms Disciplined Approach to Strategic M&A 19

20 Board of Directors Board Member Experience Years on Board General Ronald R. Fogleman Former USAF Chief of Staff 8 years James E. Goodwin Former Chairman and CEO, UAL Inc. 7 years Ronald Woodard Former President of Boeing Commercial Airplane Group 5 years David P. Storch Chairman and Chief Executive Officer, AAR CORP. 20 years James G. Brocksmith, Jr. Former Deputy Chairman and COO, KPMG LLP 8 years Marc J. Walfish Managing Director, Merit Capital Partners 6 years Michael R. Boyce Chairman and CEO, PQ Corporation and Peak Investments 4 years Gerald F. Fitzgerald, Jr. President and Chairman, Cornerstone Bancorp and LaSalle Bancorp, Inc. 3 years Patrick J. Kelly Chief Executive Officer, Resource One 3 years Norman R. Bobins Chairman of The Private Bank — Chicago 2 years Timothy J. Romenesko President and Chief Operating Officer, AAR CORP. 2 years

Structures & Systems Terry Stinson Group Vice President

22 Leads Aar’s SUMMA Technology, Cargo Systems, Composites and Mobility Systems businesses Joined AAR CORP. in 2007 An Aerospace industry veteran President of Commercial Operations for Thomas Group, an operational consulting firm Chairman and CEO of Xelus Inc. Chairman and Chief Executive Officer of Bell Helicopter Textron Inc. President and Chief Executive Officer of Hamilton Standard, a UTC division Fully qualified fixed wing and helicopter pilot and is certified to fly all commercial products manufactured by Bell Helicopter Several awards from US Air Force Reserve and National Guard Education Degree in Industrial Management from Georgia Institute of Technology Terry Stinson Group Vice President, Structures & Systems

Four major businesses Mobility Systems, Summa Technology, Composites and Cargo Systems Key supplier to government and defense industry 88% Government and 12% Commercial 12 facilities in the U.S. across 7 States Solid backlog of $365M, up 21% in 2009 Strong future growth opportunities Strategic initiatives Acquisitions Key Supplier to Aerospace & Defense Industry 23 FY2001 FY2009 34% 11% Structures & Systems Sales as a % of Total AAR Portfolio shift to more front-end manufacturing to offset cyclicality of commercial aftermarket Mobility Systems SUMMA Technology Composites Cargo Systems

Key Strengths - Structures & Systems Group 24 Large and diverse customer base Supplier to U.S. & foreign governments, OEMs, Tier 1 suppliers, airlines and international freight delivery Strong market positions across product lines Broad machining capability and expertise in machining hard alloys Key investments in manufacturing facilities Well positioned for growth on major programs & in international markets

International Freight Delivery Airlines OEMs Tier 1 Suppliers US & Foreign Governments UK MoD Kuwait MoD Saudi MoD UAE US ARMY US Department of Defense Italian MoD 25 Large Customer Base

Rapid Deployment Equipment to aid the mobilization of troops, gear and specialized workspaces: Shelters, pallets and containers Strong market position across product lines 5% annual sales growth rate Growth opportunities International markets Broader definition of Shelter market 26 Mobility Systems Expandable Light Air Mobile Shelter (ELAMS) Expandable Shelters C-17 Seat Pallets Market Share (Pallets, Containers & Shelters) Mobility 60% Other 40%

Mobility Systems 27 Standard Automotive Tool Set (SATS) Integrated USO in a Box Expandable Light Air Mobile Shelter (ELAMS) 20’ ISO Shelter with US Army Petroleum Quality Analysis System (PQAS) 20’ Expandable ISO Shelter with Optional EMI Shielding Integrated Medical, Shower, Ablution and Laundry Shelter Systems

SUMMA Technology

- Precision machining, fabrication & engineering services
  - Aerospace, Defense & Commercial products
  - Broad machining capability
    - 22 five axis machining centers
    - 7 gantries
    - 15 three & four axis machining centers
  - Expertise in machining hard alloys
  - Machining centers of excellence
  - Growth through acquisitions

Key Customers

US Army (TACOM)

Gulfstream

Raytheon

Lockheed

Northrop

Others


Double bridge 5 axis Gantry


F-35 Structural part


C-130 Flaptrack


Space Shuttle External Tank

AAR

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Design & manufacture interior & exterior composite structures for commercial & defense customers Growing market of 7.3% per year Transition to a Tier I supplier Leverage customer base from other businesses Large capacity with the addition of Sacramento facility Key supplier on F22 for 12 years Well positioned on F35 Significant growth opportunities Growing Composite Market (% Composite Content) Commercial Military Composites Quintax Machining Center Final assembly of aircraft structure Sikorsky S92 Interior CAD Model Multiple Autoclaves 0.0% 10.0% 20.0% 30.0% 40.0% F15 F16 F18C/D F18E/F F22 F35 50.0% 40.0% 30.0% 20.0% 10.0% 0.0% 707 737 777 A380 787 A350 29

In-flight Cargo Handling Systems for main deck of military & commercial aircraft Well positioned on major programs Airbus A400M – 200 units at a peak rate of 30 per year Next generation cargo loading & aerial delivery system Northrop AF KC-45 Tanker Program International programs Japanese CX Military Transport Embraer KC-390 Military Transport State of the art manufacturing facility 30 Cargo Systems C-130 Hercules A400M Cargo Compartment Depiction CH-47 Helicopter Internal Cargo Handling System (HICHS) Freighter Conversion Market Forecast Cargo market share is 44% of a growing market A300B4 DHL Cargo System Source: Air Cargo Management Group Twenty Year Freighter Forecast 0 500 1000 1500 2000 2500 3000 Number of Aircraft 2009 2013 2018 2023 2028 New Conversions In Service

Financial Trends 31 23% sales growth in FY2009 6% organic Consistent year over year margin improvement Strong Q1 FY2010 performance Sales & Margin increase over FY2009 Continued investment in businesses Capex - $15M to $20M per year Highlights Financial Results 15.5% 14.1% 13.6% % Margin $264 $389 $478 $36 $55 $74 $0M $100M $200M $300M $400M $500M $600M FY2007 FY2008 FY2009 $0M $20M $40M $60M $80M $100M Sales Gross Profit

Summary Broaden market definition Acquire companies synergistic to the business Capitalize on commonality across the businesses (i.e., customers, processes, etc... ) Transition to a Tier 1 Supplier Invest in infrastructure Maintaining the Growth Trajectory FY2007 FY2008 FY2009 FY2007 FY2008 FY2009 32

Government & Defense Programs Randy Martinez Senior Vice President

Leads Aar’s Defense Systems & Logistics, Brown International, Global Solutions, responsible for government/defense business development and Legislative Affairs program Joined AAR CORP. in 2009 Formerly served as CEO and board member of World Air Holdings, Inc. Publicly traded $950M global enterprise with 2,200 employees Also served as World Airways’ President, CEO and COO Distinguished 21-year career with the U.S. Air Force Principal Advisor to the Chief of Staff of NATO’s Strategic Planning Staff Senior Aide-de-Camp to the Chairman of the Joint Chiefs of Staff Command pilot rating, retired Colonel Education Bachelor of Science Degree from the U.S. Air Force Academy Master of Science Degrees from the University of Arkansas and the National Defense University Randy Martinez Senior Vice President, Government & Defense Programs 34

Government and Defense business within AAR now accounts for 46% of Net Sales up from 17% in 2001 AAR recently re-organized Government & Defense Business Development at a corporate level to increase opportunities across business units Realigned two P&L businesses Centralized and formalized Legislative Affairs approach AAR Global Solutions created June 15, 2009 Increased Government & Defense Focus 35

Source: United States of America, Department of Defense, Department of State and Department of Homeland Security Budgets. Department of Defense budget will be slightly reduced DoD “new program” cancellations not a major issue for AAR business Department of State and Department of Homeland Security expect budget increases AAR building “Soft Power” capability through Global Solutions Significant opportunity with domestic and international governments New Administration focus on Coalition and Nation Building Iraq drawdown and Afghan buildup both offer opportunities Changing world makes “Soft Power” capabilities a long-term focus In addition, DoS and DHS budgets are $76 Bn Government/Defense Budget Trends US DoD budget will be slightly reduced 535 601 666 655 636 $0 $100 $200 $300 $400 $500 $600 $700 $800 2006 2007 2008 2009 2010 ($ billions) DOS 33% DHS 67% 36

Government & Defense Programs Special Operations Programs Other Government Agency Programs Defense Programs P&L Responsibility Business Development Brown International Defense Systems & Logistics AAR Global Solutions Legislative Affairs Senior Vice President Government & Defense Programs International Government & Defense Opportunities 37

Complementary teaming to “Operationalize” Synergy between Business Units Increased visibility and control over margins Use of more core capabilities in programs being targeted Improve internal collaboration, synchronization and integration Strategic-level understanding of program opportunities Access to key information Increase Visibility with Customer Base Educate key customers on AAR capabilities Improve marketplace recognition Expand government & defense opportunities Enterprise Approach Model Become a Larger Player as a “Prime” Contractor Increase market share Better decisions made for the company Better delivery and value to customers Key Government & Defense Strategies 38

 Mergers and Acquisitions Improve Interoperability and Synchronization within AAR CORP.: Effective and Efficient delivery of Products and Services to an Increasing Customer Base Objective: Profitably grow revenues and expand customer base Objective: Profitable Delivery of Quality Products and Services Aviation Supply Chain P&L BD MRO P&L BD Structures & Systems P&L BD Increased Market Share Increased Shareholder Value Enterprise Approach Model 39

Comprehensive supply chain management services to the U.S. Government, its allies and to the Original Equipment Manufacturers (OEM) that support military aerospace programs 15 Performance Based Logistics (PBL) programs Primary sub-contractor to Tier 1 Primes & OEMs Core competencies include Supply Chain Management, Diminished Manufacturing Sources, IT, Labor Displacement and Parts Distribution Defense Systems & Logistics USAF KC-10 Extender (Northrop Grumman) USAF E-8C JSTARS (Northrop Grumman) UK RAF E-3D Sentry (Northrop Grumman) USN/USMC H-46/H-53 APU (Hamilton Sundstrand) USN/USMC F-414 Engine PBL (General Electric) USN MH-60 Helicopter PBL (Lockheed / Sikorsky) USN T-64 Engine PBL (General Electric) US Army FMTV Vehicles Reset (BAE Systems) USAF C-130, B-2 APU PBL (Honeywell) USN/USMC AV-8B Harrier PBL (Boeing) Major Contract Wins 40

KC-10 Contractor Logistics Support

- Largest contract award in AAR CORP. history
- Sub-contract to Northrop Grumman Technical Services
- Primary responsibility is Supply Chain Management for 59 KC-10 aircraft and refueling system support for 2 RNLAF aircraft
  - Global support including deployments and forward operations
  - US Operating Bases (Travis AFB, McGuire AFB)
  - FMS support for Royal Netherlands AF (Eindhoven AFB)
- World Class Partners – Northrop Grumman, Chromalloy Gas Turbine, MTU Maintenance & Timco Aviation Services
- AAR committed to USAF goals of increased global aircraft availability and decreased Operations & Support cost (O&S)





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AAR

Brown International

- ISO 9001:2000 registered company
- Advanced Command and Control System design and integration
  - Rapid prototyping of C4I products
  - Systems integrator & service provider with global presence
  - Top Secret clearances
- Product lines include
  - Advanced digitized C4ISR facilities
  - Tactical Operations Centers
  - Command Posts
  - Mobile Shelter complexes
  - Trailers
  - Advanced digital Data Link and Satellite Communications Systems



Mobile Command Post (CP)



Bradley Add-on-Armor Mine Resistant Ambush Protected (MRAP) Program



Battlespace Command and Control Center (BC3)

AAR

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AAR Global Solutions



Aviation Services

- Aviation Supply Chain
- Maintenance, Repair & Overhaul
- Operational Flying

<u>Potential Programs</u>

- US Army - C-12 LCCS
- US AID - Airlift in Afghanistan
- Navy / Air Force – C-12 LCCS



Technical Services

- Personal Security & Law Enforcement
- Logistics Programs
- Vehicle & Weapons Systems Maintenance Programs

<u>Potential Programs</u>

- DoS – Criminal Justice Program
- FEMA – First Responder Camps
- DoD – Afghanistan Logistics Support



Construction Services

- Facilities & Infrastructure
  - Aviation Facilities
  - Government Housing & Infrastructure
  - General Infrastructure
  - Medical Facilities
  - Educational Institutions
  - Mixed Use Facilities

<u>Potential Programs</u>

- Corps of Engineers – Afghanistan Construction Projects

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Example: Aviation Services Program Integrate multiple core capabilities to bid as a “Prime” contractor on select programs AAR Global Solutions Defense Systems & Logistics Aircraft Component Services – The Netherlands MARS Aircraft Radio Services Aircraft Services - Oklahoma Aircraft Component Services – New York Landing Gear Services - Miami 44

Business re-aligned to capitalize on significant opportunity for capture of additional Government/Defense revenue Formalize legislative process to raise Aar’s visibility at the local, state and federal levels Collaboration, synchronization and integration between AAR businesses to drive results Increase capability to be a “Prime” contractor in large aviation support programs Summary 45

Aviation Supply Chain Jim Clark Group Vice President

47 Leads Aar’s Aircraft Component Services, Aircraft Turbine Center and Allen Asset Management Joined AAR CORP. in 1982 Held various senior level positions Director of Finance, European Operations General Manager of AAR Aircraft Component Services – Amsterdam In 2000 became Group Vice President for the Component Repair & Overhaul Group Education Bachelor of Science degree in Accounting from Bradley University Kellogg School of Business CEO Perspectives Jim Clark Group Vice President, Aviation Supply Chain

48 Leading Provider of Airframe & Engine Parts 41% of total corporate sales Full range of products and services Material supply Repair Integrated fleet management programs Participate in a $42B market Addressable market of $5B International growth opportunities Focused on lowering our customers’ total cost of ownership Transaction cost Network solutions Brand power, product knowledge, global presence and breadth of capabilities deliver competitive strength

Products & Services Overview Over 45,000 line items from 250 manufacturers Boeing, Airbus and Regional Aircraft coverage Engine expertise with GE, CFMI, Pratt & Whitney, IAE and Rolls Royce products Trading, leasing and programmatic supply Offices in 12 countries Airframe and Engine Parts Supply Broad technical capability for commercial and defense platforms Instrument, pneumatic, hydraulic, fuel and electromechanical systems Reliability and configuration management Significant engineering content Facilities in New York and Amsterdam Component Repair Integrated Supply Chain Management programs Material planning, sourcing, logistics, repair and information management Asset ownership Guaranteed service level & cost Airframe and engine applications Fleet Management 49

Market Scope - $42B MRO Spend Engine $16.8B Mods $3.0B Heavy $5.0B Component $8.5B Line $8.5B Addressable market of up to $5B Market share opportunity Primarily concentrated in North America and Europe Fastest growth in Asia and Middle East Market trends: Continued outsourcing Integrated support demand Delivery of low cost solutions International markets driving growth Source: AeroStrategy, 2009 forecast. Europe 31% N. America 34% Asia 21% Middle East 6% Other 8% 10-Year Projected CAGR 2% 2% 3% 10-Year Projected CAGR 5% 1% 4% 0.3% 2% 7% 2% $0B $5B $10B $15B $20B $25B $30B $35B $40B $45B Segment Geography 50

OEMs Independent MRO Parts Traders Airline MRO Key Competitors 51

Key Strengths Scope of Capability Sourcing, Engineering & IT Deep Product Knowledge Operational Performance Global Presence & Relationships Long-Standing Leadership Position AAR Aviation Supply Chain 52

The Customer Perspective Desire to Consolidate Suppliers Asset Divestitures Network Optimization IT Integration Lower and Predictable Costs Improve Dispatch/Turntime Reliability Transfer of Execution Responsibility + + + Profitability Impact 53

Integrated Supply Chain Programs Distribution Leasing Initial Provisioning Surplus Remarketing Planning, Logistics & IT Repair Management Trading Maximize impact of lower cost of ownership How AAR Creates Value in the Supply Chain 54

Airlines OEMs & MROs Cargo Royal Netherlands Air Force Diversified Customer Base Government 55

Within the last year, Aviation Supply Chain has closed new agreements worth over $250M in total contract value Seven-year supply chain agreement supporting CSA B737 fleet Manage fleet phase-out with transition to new fleet Landing gear and other group opportunities Branding leverage for other Eastern European operators Three-year complete logistics support of Gulf Air in partnership with SIAEC Support 39 new generation Airbus narrow and widebody aircraft – a first for AAR Establish a firm presence in the growing Middle East market Partnership with SIAEC will lead to more opportunities Ten-year complete inventory and repair support for Air Canada Jazz Covers 70 new generation and classic Bombardier regional aircraft Leverage existing inventory pool supporting Mesa and Republic Airways First significant supply chain program in Canada Recent Program Awards 56

Financial Trends 57 Capacity reductions and short-term maintenance deferrals impacted top line in FY2009 Short-term focus on turning assets to cash and reducing inventory positioning, in preparation for market recovery Early signs of improved business activity Highlights Financial Results 22.3% 23.9% 21.0% % Margin $544 $606 $584 $114 $145 $130 $0M $100M $200M $300M $400M $500M $600M $700M FY2007 FY2008 FY2009 $0M $30M $60M $90M $120M $150M $180M Sales Gross Profit

72% 15% 13% Total Inventory value of ~$250M 97% of Inventory associated with active aircraft fleets of greater than 500 Compatibility across multiple aircraft and engine types Inventory Position 58

Continue to build our program baseload Capitalize on market investment opportunities Build relationship networks and enhance geographic positioning to expand market share Foster innovation and technical advancement Deliver operational excellence Summary 59

Maintenance, Repair & Overhaul Don Wetekam Group Vice President

Donald J. Wetekam Group Vice President, MRO Leads Aar’s Maintenance, Repair and Overhaul businesses and Landing Gear services Joined AAR CORP. in 2007 Retired Lieutenant General in the Air Force Final assignment as Deputy Chief of Staff for Installations and Logistics in Washington, DC Directed operations at the Warner Robins Air Logistics Center in Georgia Distinguished 34-year career Noted proponent of lean process improvement One of the first public sector inductees into the Shingo Prize Academy Education Bachelor of science from the U.S. Air Force Academy Master of engineering administration from the University of Utah Master of national resource management from the National Defense University Adjunct faculty member with the University of Tennessee School of Business Administration 61

62 Major Provider of Outsourced MRO Services 24% of total corporate sales Aggressive 5-year growth strategy Moved from small player in 2003 to #2 outsourcing provider in North America Unifying factor in aviation aftermarket services Four airframe MRO facilities across the U.S. along with landing gear facility 2004: Reopened former UAL Indianapolis facility Acquired Reebaire (Hot Springs) in 2007 and Avborne (Miami) in 2008 Provide full range of airframe heavy maintenance services Narrow to wide body Regional Government MRO Sales Growth - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 03 04 05 06 07 08 09 Fiscal Year

Oklahoma City 300,000 SF in 6 hangars Aircraft painting/strip and paint Propeller/brake overhaul Fixed Base Operations Government programs Miami Class 4 FAA repair station 226,000 SF in 3 hangars Bridging checks, interior modifications and refurbishments, avionics upgrades Paint bay Indianapolis 1.1 Million SF in 10 hangars Climate controlled hangars Aircraft docking systems Back-shop Paint bay Engineering Hot Springs Regional aircraft depot maintenance 60,000 SF of hangar space Landing Gear (Miami) 120,000 SF of shop space Largest independent gear facility in North America Extensive Footprint Across the U.S. 63

64 Growth in Outsourced Heavy Maintenance Market will shrink near-term due to continued domestic capacity reductions Trend toward outsourcing expected to continue Focus will be on larger airframes for both the regional and narrow-body markets Government MRO business focused on legacy fleets that are expected to remain steady Source: AeroStrategy. $ in Billions. 2009 2018 CAGR Global MRO 41.8 55.2 % US Share of Global Market 35% 29% US MRO 14.6 15.9 0.9% % of Airframe Heavy Maintenance Outsourced 58% 70% Outsourced US Heavy Maintenance 2.0 2.9 4.5%

AAR Accounts for 18% of the Outsourced Domestic MRO Market 65 Competitors equity fund owned and foreign owned; frequent ownership turnover AAR offers unmatched stability Short-term market contraction due to airline capacity reductions Focus on market share gain Source: Overhaul & Maintenance. AAR 18% ST Aero 17% Aviation Tech Svcs 15% Pemco 8% Others 16% Aeroframe Svcs 5% Timco 21%

66 Airframe Maintenance Outsourcing Level of Airframe Outsourcing Size of Fleet High Low Low High Limited Opportunity Market Potential Strategic Relationships Long-term Partnerships

Key Strengths Strong footprint across the U.S. #2 MRO provider in N. America Strategic placement of facilities on/near customer routes Full range of aircraft capabilities Regional, narrow-body, wide-body Strong synergy with other AAR capabilities Best-in-class ERP systems – continued investment focused on retaining that edge Sophisticated work control processes Strong reputation with government primes Robust Lean process improvement program 67 Our focus is on being the high value MRO provider in a highly competitive market

Strong Relationships with Key Customers 68 Fleet size: 544 Aar’s largest MRO customer and their largest provider Operating 6 check and one special visit lines 2 winglet lines and paint capability added in 2009 2nd largest landing gear customer Fleet size: 163 Exclusive MRO arrangement Running 4-5 lines at OKC and 1-2 at HOT Innovative pricing arrangement has been beneficial to both parties Closely manage credit exposure Fleet size: 136 Signed exclusive MRO agreement that runs through 2010 Long-term MIA customer Strengthened previously existing ties Build on established relationships as preferred subcontractor to L3 and Boeing Current legacy contracts coming to an end Well positioned to win recompetes and new contracts Teamed with Global Solutions

Major New Business Wins 69 757 winglet program began in Sept at Indy Building on legacy success of previous relationship Working to bring aircraft check work in behind winglet program New customer and market Recently began modification of S-92 tail boom pylons at OK City Program off to strong start Good prospects for future helicopter business as a result Won competitive bid for all B717 aircraft at MIA facility Begins Jan 2010 Capitalizes on our extensive B717 experience Strong support from AirTran in bid process Second heavy check line at OK City Begins mid-Oct after completion of hangar renovation Further solidifies long standing partnership of 7 years

Financial Trends 70 Strong growth from 2007 to 2009, with Net Sales up 64% Capacity reductions and short-term maintenance deferrals impacting top line Gross Margins have held up well Focus on cash generation and cost controls Highlights Financial Results 14.9% 14.6% 14.1% % Margin $212 $301 $347 $30 $44 $52 $0M $100M $200M $300M $400M $500M $600M FY2007 FY2008 FY2009 $0M $20M $40M $60M $80M $100M Sales Gross Profit

Summary Catapulted to #2 in North American market in last five years MRO provides corporate portal to wider aviation services business We aim to distinguish ourselves as the high value MRO provider 71

Operational Review Tim Romenesko President and Chief Operating Officer

73 Timothy Romenesko President and Chief Operating Officer Responsible for maximizing the performance of Aar’s operating units and implementing the Company’s strategies for growth Joined AAR CORP. in 1981 Named Vice President and Chief Financial Officer in 1994 Named President and Chief Operating Officer in 2007 Elected to AAR CORP. Board of Directors in 2007 Education BA from St. Norbert College MBA from DePaul University Holds a CPA designation in Illinois and is a member of the Financial Executives Institute and the Illinois CPA Society Kellogg School of Business CEO Perspectives

Capture Cost Cash Quality Operational Focus Activities are becoming an embedded part of our management system 74

Process Improvements: Lean Initiatives Lower span times Southwest Airlines; AirTran Higher throughput Landing Gear Margin expansion Low cost manufacturing Training and Systems Culture of Quality and Safety Goal is to be our customers highest quality supplier Capture Cost Quality Cash Capture Cost Cash Quality Operational Focus – Quality 75

Leverage Existing Relationships MRO supporting Components Develop New Customers Jazz; Continental Develop New Products and Capabilities Helicopter Market; Structural Repairs New Markets Global Solutions; Middle East Driving business development across the company Capture Cost Quality Cash Capture Cost Cash Quality Operational Focus – Capture 76

Q1 2010 SG&A run-rate is down $10M year-over-year Capture Cost Quality Cash Driving Productivity Gains Leverage Technology to Improve Efficiency Acquisition Integration Purchasing Economies of Scale Staffing Levels Capture Cost Cash Quality Operational Focus – Cost 77

78 Very Selective Asset Acquisitions Converting Assets to Cash Cash for New Investments and Growth Capture Cost Quality Cash $106 million in operating cash flow over the past six months Capture Cost Cash Quality Operational Focus – Cash $466.4 $477.4 $515.6 ($16.1) $72.4 $34.1 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 2/28/2009 5/31/2009 8/31/2009 ($40.0) ($20.0) $0.0 $20.0 $40.0 $60.0 $80.0 Inventory Operating Cash Flow

79 Randy Martinez – Government and Defense Programs Dave Cann – Vice President of Regulatory Compliance Dany Kleiman – Vice President of Operations General Managers with Strong Industry Backgrounds Strengthened Management Team

Financial Highlights Rick Poulton Vice President, Chief Financial Officer and Treasurer

81 Appointed Chief Financial Officer and Treasurer in June 2007 Joined AAR CORP. in 2006 Responsible for strategic development Previous 12 years with UAL Corp. and United Airlines Senior Vice President Business Development Senior Vice President Strategic Sourcing President and Chief Financial Officer of UAL Loyalty Services Director of Financial Planning and Director of Financial Accounting Previously served on the Boards of Alliant Credit Union, Airliance Materials, Skytech Solutions and BELAC Education BS in accounting, with honors, from Marquette University Masters degree, with concentrations in strategy and finance, from Northwestern University’s Kellogg Graduate School of Management Kellogg School of Business CEO Perspectives Rick Poulton Vice President, Chief Financial Officer and Treasurer

Looking Backward

35% CAGR - FY2005 to FY2009 Proven Record Delivering Shareholder Value Diluted Earnings Per Share From Continuing Operations (As Reported) $0.57 $0.96 $1.42 $1.77 $1.92 $0 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 FY 2005 FY 2006 FY 2007 FY 2008 FY 2009 83

27% CAGR - FY2005 to FY2009 EPS Reflecting Adoption of New Convertible Debt Accounting Standard (FSP APB 14-1) Diluted Earnings Per Share From Continuing Operations $0.57 $0.96 $1.42 $1.72 $1.50 $0 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 FY 2005 FY 2006 FY 2007 FY 2008 FY 2009 84

Aircraft Sales and Leasing Portfolio Aircraft Lease Expiration Schedule We continue to reduce our net equity investment in aircraft Equity investment of $64.3 million 5 wholly owned aircraft ($24.1 million) 26 aircraft held in joint ventures ($40.2 million) Opportunistic business with variability in earnings contribution 9 13 4 1 1 1 2 0 5 10 15 FY11 FY12 FY13 FY14 FY15 FY16 FY17 # of Aircraft Op Profit Contribution ($ Millions) FY2005 0.6 FY2006 2.7 FY2007 11.3 FY2008 22.0 FY2009 * 10.3 FY2010 est Break even * excludes Impairment charge of $21.0M (pre 9/11/01 aircraft) 85

Adjusted EPS Diluted Earnings Per Share From Continuing Operations ( Adjusted for interest expense impact of FSP APB 14-1 and Aircraft Sales and Leasing ) $0.17 $0.33 $0.16 $0.10 $1.66 $1.41 $1.25 $0.03 $1.00 $1.50 $2.00 FY2007 FY2008 FY2009 FSP APB 14-1 AS&L Adjusted $1.92 $1.77 $1.42 86

Growth Opportunity

Worldwide commercial fleet expected to grow at a 3.2% CAGR over next 20 years While DOD spending may be flat to down slightly, DOS and Homeland Security spending is expected to continue to steadily increase Market Growth Outsourced share of domestic MRO expected to increase to 70% by 2018, up from 58% (4.5% CAGR). Global expected to grow at 6.2% CAGR Economic forces that have driven the commercial market to outsource will also impact DOD Increased Outsourcing Commercial MRO and supply chain services markets are heavily fragmented. Estimate no provider greater than 20% of market Significant opportunity to expand share DOD, DOS, Homeland Security, foreign ally spend close to $1 trillion. Represents large addressable market Expand AAR Market Share Three Pillars of Growth 88

Pivot point expected beginning 2010 Commercial Capacity Highly Correlates with GDP Activity U.S. GDP and ASM Relationship -20% -15% -10% -5% 0% 5% 10% 15% YoY Change in ASMs GDP Annual Rate of Change 89

How We Are Financially Positioned To Capture Growth Opportunity

Financially Strong Position to Support Business and Enable Growth Revolving Credit Facility Extends to August 31, 2011 Attractive pricing: LIBOR + 100 to 237.5 bps Flexible to allow acquisitions Significant covenant compliance cushion Debt to EBITDA: 1.36x vs. max of 3.85x covenant Fixed charge coverage: 4.0x vs. min of 1.5x covenant Aug 31, 2009 TTM Net Sales 1,405.6 $ Operating Income (1) 119.5 Operating Margin (1) 8.5% Cash and Available Credit Lines 308.2 Net Debt-to-EBITDA (1) 1.4 Cash Interest Coverage (1) 6.8 (1) excludes $31M impairment charges during FY 2009 91

Modest Debt Maturities for the Next Three Years $42 $50 $14 $120 $87 $5 $11 $70 $25 $0 $20 $40 $60 $80 $100 $120 $140 May 2011 Aug 2011 Jul 2012 Feb 2013 Mar 2014 Apr 2015 Aug 2015 Mar 2016 Aug 2018 $ millions Revolver Converts at approximately $29.43 per share Conversion shares already in EPS Calculations 92

Free Cash Flow Improvement Through Improved Operational Execution and Balance Sheet Management -$56.8 -$51.1 -$13.4 $36.9 $25.2 -$70 -$60 -$50 -$40 -$30 -$20 -$10 $0 $10 $20 $30 $40 $50 FY 2006 FY 2007 FY 2008 FY 2009 Q1 2010 Free Cash Flow ($ millions) 93

Well Positioned for Targeted Investments Free Cash Flow Debt Reduction Retired $77 million face in FY09, $22 million in Q1 FY10 Organic Investments Supply Chain Programs Manufacturing Business Expansion Acquisitions Actively reviewing several opportunities to enhance capabilities and increase addressable markets Strong Foundation Low near-term maturities Generating free cash flow from operations 94

AAR Share Price Performance – Cumulative Five-Year Total Return Significantly outpaced S&P 500 Note: Assumes $100 invested on May 31, 2004, including the reinvestment of dividends into each asset class. 95

Pursuant to SEC Regulation G, the Company has included the following reconciliation of operating income reported on the basis of Generally Accepted Accounting Principles (“GAAP”) to EBITDA on a non-GAAP basis. The Company believes the non-GAAP EBITDA and ratios using EBITDA are used by banks, debt holders and investors as important measures of the Company’s performance and ability to service debt obligations. 1 Operating Income and EBITDA excludes impairment charges related to aircraft in Q2 2009 ($21.0 million) and inventory impairment in Q4 2009 ($10.1 million). 2 EBITDA represents operating income plus amortization and depreciation. Non-GAAP Disclosure Reconciliations Pursuant to SEC Regulation G, the Company has included the following reconciliation of operating income reported on the basis of Generally Accepted Accounting Principles (“GAAP”) to operating income on a non-GAAP basis. The Company believes the non-GAAP operating income excluding the impairment charges that occurred in FY 2009 is a better indicator of the Company’s on going performance ($ Millions) Aug 31, 2009 TTM Total Recourse Debt $346.1 Cash/Cash Equivalents ($122.8) Net Recourse Debt $223.3 Operating Income 1 $119.5 Depreciation & Amortization $38.3 EBITDA 1,2 $157.8 Net Debt / EBITDA 1.4 ($ Millions) Aug 31, 2009 TTM Sales $1,405.6 Operating Income As Reported $88.3 Impairment Charges $31.1 Operating Income ex Impairment Charges $119.5 Adjusted operating margin 8.5% 96